Aetna Variable Fund
EXHIBIT


77Q1(e) - Investment Advisory Agreement
 (May 1, 1998):

	Incorporated herein by reference to
 Post-Effective Amendment No. 53 to
 Registration Statement on Form N-1A,
 (File No. 2-51739), as filed electronically with the Securities and Exchange Commission on April 27, 1998 (Accession No.
 0000950146-98-000689).






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